UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2011

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The 2011 annual meeting of stockholders of the Triumph Group, Inc. (the “Company”) was held on July 27, 2011 (the “Annual Meeting”).  The total number of shares represented at the Annual Meeting in person or by proxy was 22,858,743 of the 24,518,500 shares of common stock outstanding and entitled to vote at the Annual Meeting.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matter, where applicable, are set forth in the table below.  With respect to the election of Paul Bourgon, Elmer L. Doty, Ralph E. Eberhart, Richard C. Gozon, Richard C. Ill, Claude F. Kronk, Adam J. Palmer, Joseph M. Silvestri, and George Simpson as directors for a term ending at the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified, each nominee for director received the number of votes set forth opposite his name.

Number of Votes

		Votes For	Withheld	Abstentions	Broker Non-Votes
1.	Election of Directors:
	Paul Bourgon	21,829,796	133,395	—	895,552
	Elmer L. Doty	17,223,523	4,739,668	—	895,552
	Ralph E. Eberhart	21,808,460	154,731	—	895,552
	Richard C. Gozon	21,001,039	962,152	—	895,552
	Richard C. Ill	21,172,719	790,472	—	895,552
	Claude F. Kronk	21,137,757	825,434	—	895,552
	Adam J. Palmer	19,191,714	2,771,477	—	895,552
	Joseph M. Silvestri	21,744,937	218,251	—	895,552
	George Simpson	21,556,822	406,369	—	895,552

		Votes For	Votes Against	Abstentions	Broker Non-Votes
2.	Advisory Vote on Executive Compensation	20,831,034	1,086,874	45,283	895,552

		3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes
3.	Advisory Vote on the Frequency of Advisory Votes on Executive Compensation	1,801,729	35,703	20,101,566	24,193	895,552

		Votes For	Votes Against	Abstentions	Broker Non-Votes
4.	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012	22,287,540	568,807	2,395	—

On the basis of the above votes:  (i) Paul Bourgon, Elmer L. Doty, Ralph E. Eberhart, Richard C. Gozon, Richard C. Ill, Claude F. Kronk, Adam J. Palmer, Joseph M. Silvestri, and George Simpson were each duly elected as directors for a term ending at the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified; (ii) the compensation paid to the Company’s named executive officers was approved on an advisory basis; (iii) the option of “1 year” received the most votes cast on the advisory vote on the frequency with which the Company should hold a stockholder vote on the compensation of the Company’s named executive officers; and (iv) the proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012 was adopted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2011		TRIUMPH GROUP, INC.

	By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary